SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (date of earliest event reported)        January 12, 2001
                                                 -------------------------------


                 Health & Nutrition Systems International, Inc.
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             (Exact name of registrant as specified in its charter)



                                     Florida
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                 (State or other jurisdiction of incorporation)



           0-29245                                     65-0452156
    (Commission File Number)                (IRS Employer Identification No.)


          3750 Investment Lane, Suite 5, West Palm Beach, Florida 33407
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          (Address of principal executive offices, including Zip Code)



Registrant's telephone number, including area code            (561) 863-8446
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                                       N/A
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          (Former name or former address, if changed since last report)

Item 2.           Acquisition or Disposition of Assets

         On January 12, 2001, Health & Nutrition Systems International, Inc. purchased the Heritage Consumer Products, LLC "Acutrim" trademark and outstanding inventory of its Acutrim Natural AM and Acutrim Natural PM products for approximately $180,000, pursuant to a secured party's bill of sale from Heritage Consumer Products' lender, Fleet National Bank. In connection with the purchase, Heritage Consumer Products assigned to Health and Nutrition Systems all of its rights, title and interest in the "Acutrim" trademark and two related trademarks.

          Acutrim Natural AM and Acutrim Natural PM are natural herbal formulas. Health and Nutrition Systems did not acquire any other Acutrim products in the acquisition. The original Acutrim products contained Phenylpropanolamine, commonly referred to as "PPA", which was the subject of a public health advisory and a voluntary recall request by the Food and Drug Administration in November 2000.

         Steven Pomerantz, Chief Executive Officer, Treasurer and a director of Health & Nutrition Systems, pledged a $100,000 SunTrust Bank certificate of deposit he holds personally as security for a $100,000 commercial bank loan from SunTrust Bank to Health & Nutrition Systems, the proceeds of which were used to pay a portion of the purchase price of the assets acquired. The company and Mr. Pomerantz entered into a related agreement on January 12, 2001, providing for payment of $5,000 to Mr. Pomerantz as compensation for pledging his certificate of deposit, and providing that Mr. Pomerantz is permitted to withdraw the certificate of deposit upon 30 days' written notice to the company.

Item 7.           Financial Statements and Exhibits

(c)      Exhibits

      Exhibit
      Number                                      Description
   ------------                               -------------------
       10.1 Secured Party's Bill of Sale between Fleet National Bank and Health & Nutrition Systems International, Inc. dated January 12, 2001.

       10.2 Trademark Assignment from Heritage Consumer Products, LLC to Health & Nutrition Systems International, Inc., dated January 12, 2001.

       10.3 Agreement between Health and Nutrition Systems International, Inc. and Steven Pomerantz dated January 12, 2001.

       99.1      Press Release dated January 24, 2001.


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      HEALTH & NUTRITION SYSTEMS
                                      INTERNATIONAL, INC.



                                      By:   /s/ Steven A. Pomerantz
                                            ---------------------------------
                                           Steven A. Pomerantz
Dated:  January 26, 2001                   Treasurer and Chief Executive Officer









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

                                  Exhibit Index
                                  -------------


      Exhibit
      Number                           Description
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       10.1      Secured Party's Bill of Sale between Fleet National Bank and
                 Health & Nutrition Systems International, Inc. dated January 12, 2001.

       10.2 Trademark Assignment from Heritage Consumer Products, LLC to Health & Nutrition Systems, Inc., dated January 12, 2001.

       10.3 Agreement between Health and Nutrition Systems International, Inc. and Steven Pomerantz dated January 12, 2001.

       99.1      Press Release dated January 24, 2001.






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